UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.)

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[ ]	Soliciting Material Pursuant to §240.14a-12

TORTOISE ENERGY INFRASTRUCTURE CORPORATION

TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.

TORTOISE MIDSTREAM ENERGY FUND, INC.

TORTOISE PIPELINE & ENERGY FUND, INC.

TORTOISE ENERGY INDEPENDENCE FUND, INC.

TORTOISE ESSENTIAL ASSETS INCOME TERM FUND

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MIDSTREAM ENERGY FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
TORTOISE ESSENTIAL ASSETS INCOME TERM FUND

5100 W. 115th Place
Leawood, Kansas 66211

June 1, 2021

Dear Fellow Stockholder:

You are cordially invited to attend the combined annual meeting of stockholders of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and Tortoise Essential Assets Income Term Fund (“TEAF”)(each a “Company” and collectively, the “Companies”) on Wednesday, July 14, 2021 at 10:00 a.m., Central Time at 4801Main Street, Suite 1000, Kansas City, Missouri 64112.

At the meeting, you will be asked to (i) elect two directors of the Company, (ii) ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2021, and (iii) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Enclosed with this letter are answers to questions you may have about the proposals, the formal notice of the meeting, the Companies’ combined proxy statement, which gives detailed information about the proposals and why each Company’s Board of Directors recommends that you vote to approve each of the Company’s proposals, and the actual proxy for you to sign and return. If you have any questions about the enclosed proxy or need any assistance in voting your shares, please call 1-866-362-9331.

Your vote is important. Please vote your shares via the internet or by telephone, or complete, sign and date the enclosed proxy card (your ballot) and mail it in the postage-paid envelope included in this package.

Although the Companies intend to hold the annual meeting in person, we are actively monitoring developments surrounding the coronavirus (COVID-19) pandemic. We are sensitive to the public health and travel concerns our stockholders may have and the recommendations and protocols that federal, state and local governments may impose. In the event the Companies determine, in their sole discretion, that it is not possible or advisable to hold the annual meeting in person, we will announce alternative meeting arrangements, which may include holding the meeting by means of remote communication (i.e., virtual meeting), or holding a “hybrid” meeting, meaning that the meeting would be held in person with concurrent participation by remote means for stockholders who are not physically present. We will announce any such change via press release and posting on the closed-end fund section of the website of the Companies’ investment adviser at www.tortoiseecofin.com, as well as the filing of additional proxy materials with the Securities and Exchange Commission (the “SEC”), as promptly as practicable. If we conduct the annual meeting as a virtual or hybrid meeting, you will need the control number included on your proxy card in order to access and participate in the meeting. In addition, in the event it is not possible or advisable to hold the annual meeting in person on July 14, 2021, the annual meeting may be adjourned by the chairperson of the annual meeting to a date not more than 120 after the record date without notice other than announcement at the annual meeting. If you are planning to attend the annual meeting, please check the website prior to the meeting date for updated information.

Sincerely,

P. Bradley Adams Chief Executive Officer, Principal Financial Officer and Treasurer of TYG, TPZ, NTG, TTP, NDP and TEAF

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MIDSTREAM ENERGY FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
TORTOISE ESSENTIAL ASSETS INCOME TERM FUND

ANSWERS TO SOME IMPORTANT QUESTIONS

Q.	WHAT AM I BEING ASKED TO VOTE “FOR” ON THIS PROXY?

A.

This proxy contains three proposals for each Company to: (i) elect two directors to serve until the 2024 Annual Stockholder Meeting; (ii) ratify Ernst & Young LLP as the Company’s independent registered public accounting firm; and (iii) consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

Q.	HOW DOES THE BOARD OF DIRECTORS SUGGEST THAT I VOTE?

A.	The Board of Directors of each Company unanimously recommends that you vote “FOR” all proposals on the enclosed proxy card.

Q.	HOW CAN I VOTE?

A.

Voting is quick and easy. You may vote your shares via the internet, by telephone (for internet and telephone voting, please follow the instructions on the proxy ballot), or by simply completing and signing the enclosed proxy ballot, and mailing it in the postage-paid envelope included in this package. You may also vote by attending and voting at the meeting. However, even if you plan to attend the meeting, we urge you to cast your vote early. That will ensure your vote is counted should your plans change.

This information summarizes information that is included in more detail in the Proxy Statement. We urge you to
read the entire Proxy Statement carefully.

If you have questions, call 1-866-362-9331.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of:	Tortoise Energy Infrastructure Corporation
Tortoise Power and Energy Infrastructure Fund, Inc.
Tortoise Midstream Energy Fund, Inc.
Tortoise Pipeline & Energy Fund, Inc.
Tortoise Energy Independence Fund, Inc.
Tortoise Essential Assets Income Term Fund:

NOTICE IS HEREBY GIVEN that the combined Annual Meeting of Stockholders of Tortoise Energy Infrastructure Corporation, Tortoise Power and Energy Infrastructure Fund, Inc., Tortoise Midstream Energy Fund, Inc., Tortoise Pipeline & Energy Fund, Inc. and Tortoise Energy Independence Fund, Inc., each a Maryland corporation, and Tortoise Essential Assets Income Term Fund, a Maryland statutory trust (each a “Company” and, collectively, the “Companies”), will be held on Wednesday, July 14, 2021 at 10:00 a.m. Central Time at 4801 Main Street, Suite 1000, Kansas City, Missouri 64112 for the following purposes:

1.	For all Companies: To elect two directors of the Company, to hold office for a term of three years and until his successor is duly elected and qualified;

2.	For all Companies: To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for its fiscal year ending November 30, 2021; and

3.	For all Companies: To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.

The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

Stockholders of record as of the close of business on May 18, 2021 are entitled to notice of and to vote at the meeting (or any adjournment or postponement of the meeting).

By Order of the Board of Directors of each Company,

Diane M. Bono Secretary

June 1, 2021
Leawood, Kansas

ii

All stockholders are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please vote your shares via the internet, by telephone or by completing, dating, signing and returning the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. If you choose to vote using the enclosed proxy, a return envelope (which postage is prepaid if mailed in the United States) is enclosed for that purpose. Even if you have given your proxy, you may still vote by attending and voting at the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain from the record holder a proxy issued in your name.

iii

TORTOISE ENERGY INFRASTRUCTURE CORPORATION
TORTOISE POWER AND ENERGY INFRASTRUCTURE FUND, INC.
TORTOISE MIDTREAM ENERGY FUND, INC.
TORTOISE PIPELINE & ENERGY FUND, INC.
TORTOISE ENERGY INDEPENDENCE FUND, INC.
TORTOISE ESSENTIAL ASSETS INCOME TERM FUND

5100 W. 115th Place
Leawood, Kansas 66211
1-866-362-9331

COMBINED PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS
July 14, 2021

This combined proxy statement is being sent to you by the Boards of Directors of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise Power and Energy Infrastructure Fund, Inc. (“TPZ”), Tortoise Midstream Energy Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and Tortoise Essential Assets Income Term Fund (“TEAF”) (each a “Company” and collectively, the “Companies”). The Board of Directors of each Company is asking you to complete and return the enclosed proxy, permitting your shares of the Company to be voted at the annual meeting of stockholders called to be held on July 14, 2021. The Board of Directors of each Company has fixed the close of business on May 18, 2021 as the record date (the “record date”) for the determination of stockholders entitled to notice of and to vote at the meeting and at any adjournment thereof as set forth in this combined proxy statement. This combined proxy statement and the enclosed proxy are first being mailed to stockholders on or about June 1, 2021.

Although the Companies intend to hold the annual meeting in person, we are actively monitoring developments surrounding the coronavirus (COVID-19) pandemic. We are sensitive to the public health and travel concerns our stockholders may have and the recommendations and protocols that federal, state and local governments may impose. In the event the Companies determine, in their sole discretion, that it is not possible or advisable to hold the annual meeting in person, we will announce alternative meeting arrangements, which may include holding the meeting by means of remote communication (i.e., virtual meeting), or holding a “hybrid” meeting, meaning that the meeting would be held in person with concurrent participation by remote means for stockholders who are not physically present. We will announce any such change via press release and posting on the closed-end fund section of the website of the Companies’ investment adviser at www.tortoiseecofin.com, as well as the filing of additional proxy materials with the SEC, as promptly as practicable. If we conduct the annual meeting as a virtual or hybrid meeting, you will need the control number included on your proxy card in order to access and participate in the meeting. In addition, in the event it is not possible or advisable to hold the annual meeting in person on July 14, 2021, the annual meeting may be adjourned by the chairperson of the annual meeting to a date not more than 120 after the record date without notice other than announcement at the annual meeting. If you are planning to attend the annual meeting, please check the website prior to the meeting date for updated information.

Each Company’s annual report can be accessed through its link on the closed-end fund section of its investment adviser’s website (www.tortoiseecofin.com) or on the Securities and Exchange Commission’s (“SEC”) website (www.sec.gov).

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be Held on July 14, 2021: This combined proxy statement is available on the internet at https://cef.tortoiseecofin.com/annual-proxy-information/. On this site, you will be able to access the proxy statement for the annual meeting and any amendments or supplements to the foregoing material required to be furnished to stockholders.

This combined proxy statement sets forth the information that each Company’s stockholders should know in order to evaluate each of the following proposals. The following table presents a summary of the proposals for each Company and the class of stockholders of the Company being solicited with respect to each proposal.

Proposals	Class of Stockholders of Each Company Entitled to Vote
For Each Company
1. To elect the following individuals as directors for a term of three years:
Rand C. Berney	For each of TYG, NTG and TTP – Common Stockholders and Preferred Stockholders, voting as a single class For each of TPZ, NDP and TEAF – Common Stockholders voting as a class
Jennifer Paquette	For each of TYG, NTG and TTP – Preferred Stockholders, voting as a class For each of TPZ, NDP and TEAF – Common Stockholders voting as a class
For Each Company
2. To ratify the selection of Ernst & Young LLP as the independent registered public accounting firm of the Company for the fiscal year ending November 30, 2021.	For each of TYG, NTG and TTP – Common Stockholders and Preferred Stockholders, voting as a single class For each of TPZ, NDP and TEAF – Common Stockholders voting as a class
For Each Company
3. To consider and take action upon such other business as may properly come before the meeting, including the adjournment or postponement thereof.	For each of TYG, NTG and TTP – Common Stockholders and Preferred Stockholders, voting as a single class For each of TPZ, NDP and TEAF– Common Stockholders voting as a class

PROPOSAL ONE

ELECTION OF ONE DIRECTOR

The Board of Directors of each Company unanimously nominated Rand C. Berney and Jennifer Paquette following a recommendation by the Nominating and Governance Committee of each of TYG, TPZ, NTG, TTP, NDP and TEAF for election as directors at the combined annual meeting of stockholders of the Companies. Mr. Berney and Ms. Paquette are currently directors of each Company. Each of Mr. Berney and Ms. Paquette has consented to be named in this proxy statement and has agreed to serve if elected. The Companies have no reason to believe that either Mr. Berney or Ms. Paquette will be unavailable to serve.

The persons named on the accompanying proxy card intend to vote at the meeting (unless otherwise directed) “FOR” the election of Mr. Berney and Ms. Paquette as directors of each Company. Currently, each Company has five directors. In accordance with each Company’s Articles of Incorporation (or in the case of TEAF, its Declaration of Trust), its Board of Directors is divided into three classes of approximately equal size. The terms of the directors of the different classes are staggered. The term of each of H. Kevin Birzer and Alexandra A. Herger expires on the date of the 2022 annual meeting of stockholders of each Company and the term of Conrad S. Ciccotello expires on the date of the 2023 annual meeting of stockholders of each Company. Pursuant to the terms of each of TYG’s, NTG’s and TTP’s preferred shares, the preferred stockholders of each of those Companies have the exclusive right to elect two directors to their Company’s Board. The Board of each of TYG, NTG and TTP has designated Mr. Birzer and Ms. Paquette as the directors the preferred stockholders of that Company shall have the right to elect.

Holders of common shares and preferred shares of each of TYG, NTG and TTP will vote as a single class on the election of Mr. Berney as a director of each Company and holders of preferred shares of each of TYG, NTG and TTP will vote as a class on the election of Ms. Paquette. Holders of common shares of each of TPZ, NDP and TEAF will vote as a class on the election of Mr. Berney and Ms. Paquette as directors of each Company. Stockholders do not have cumulative voting rights.

With respect to each Company, if elected, Mr. Berney and Ms. Paquette will hold office until the 2024 annual meeting of stockholders of each Company and until their successors are duly elected and qualified. If either Mr. Berney or Ms. Paquette is unable to serve because of an event not now anticipated, the persons named as proxies may vote for another person designated by the Company’s Board of Directors.

The following table sets forth each Board member’s name, age and address; position(s) with the Companies and length of time served; principal occupation during the past five years; the number of companies in the Fund Complex that each Board member oversees and other public company directorships held by each Board member. Unless otherwise indicated, the address of each director is 5100 W. 115th Place, Leawood, Kansas 66211. The 1940 Act requires the term “Fund Complex” to be defined to include registered investment companies advised by the Company’s investment adviser, Tortoise Capital Advisors, L.L.C. (the “Adviser”). As of April 30, 2021, for each Director, the Fund Complex included TYG, TPZ, NTG, TTP, NDP, TEAF and for Mr. Ciccotello, the Fund Complex also includes Ecofin Tax-Advantaged Social Impact Fund, Inc. (“TSIFX”) whose investment adviser is the Adviser and on whose board Mr. Ciccotello serves. The Adviser also serves as the investment adviser to four open end mutual funds.

Nominees For Directors Who Are Independent:
Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Rand C. Berney (Born 1955)	Director of TYG, NTG, TTP, NDP and TPZ since January 1, 2014; Director of TEAF since inception.

Executive-in-Residence, College of Business Administration, Kansas State University since 2012; Formerly Senior Vice President of Corporate Shared Services of ConocoPhillips from April 2009 to 2012, Vice President and Controller of ConocoPhillips from 2002 to April 2009, and Vice President and Controller of Phillips Petroleum Company from 1997 to 2002; Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

Six
Jennifer Paquette (Born 1962)	Director of TYG, NTG, TTP, NDP and TPZ since May 18, 2018; Director of TEAF since inception.

Retired in 2017; Previously Chief Investment Officer of the Public Employees’ Retirement Association of Colorado (“Colorado PERA”) from 2003 to 2017; Held various positions within Colorado PERA from 1999 to 2003 and 1995 to 1996; Formerly Vice-President Institutional Account Executive at Merrill Lynch, Pierce, Fenner & Smith from 1991 to 1994; Vice-President, Portfolio Manager and Analyst at Alliance Capital Management from 1987 to 1991; Portfolio Assistant and Assistant at Mitchell Hutchins Asset Management from 1985 to 1987. CFA charterholder.

Six

Remaining Director Who is an Interested Person:
Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
H. Kevin Birzer* (Born 1959)	Director and Chairman of the Board of each Company since its inception.

Chief Executive Officer of TortoiseEcofin Investments, LLC; Member of the Board of Directors of the Adviser; Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Chartered Financial Analyst (“CFA”) charterholder.

Six

Remaining Directors Who Are Independent:
Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Conrad S. Ciccotello (Born 1960)	Director of each Company since its inception.

Professor and the Director, Reiman School of Finance, University of Denver (faculty member since 2017); Senior Consultant to the finance practice of Charles River Associates, which provides economic, financial, and management consulting services (since May 2020); Associate Professor and Chairman of the Department of Risk Management and Insurance, Director of the Asset and Wealth Management Program, Robinson College of Business, Georgia State University (faculty member from 1999 to 2017); Investment Consultant to the University System of Georgia for its defined contribution retirement plan (2008-2017); Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.

			Seven	CorEnergy Infrastructure Trust, Inc.; Peachtree Alternative Strategies Fund

Remaining Directors Who Are Independent:
Name and Age	Positions(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Public Company Directorships Held by Director
Alexandra A. Herger (Born 1957)	Director of TYG, NTG, TTP, NDP and TPZ since January 1, 2015; Director of TEAF since inception.

Retired in 2014; Previously interim vice president of exploration for Marathon Oil in 2014 prior to her retirement; Director of international exploration and new ventures for Marathon Oil from 2008 to 2014; Held various positions with Shell Exploration and Production Co. between 2002 and 2008; Member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society; Member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010; Director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange; Director of Tethys Oil (Stockholm) and member of PGS (Oslo) nomination committee.

Six

*	Mr. Birzer, as a principal of the Adviser, is an “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

In addition to the experience provided in the table above, each director possesses the following qualifications, attributes and skills, each of which factored into the conclusion to invite them to join the Company’s Board of Directors: Mr. Ciccotello, experience as a college professor, a Ph.D. in finance and expertise in energy infrastructure MLPs; Mr. Berney, experience as a college professor, executive leadership and business experience; Ms. Herger, executive leadership and business experience; Ms. Paquette, investment management experience as a chief investment officer of a state public employees’ retirement association; and Mr. Birzer, investment management experience as an executive, portfolio manager and leadership roles with the Adviser.

Other attributes and qualifications considered for each director in connection with their selection to join the Board of Directors of each Company were their character and integrity and their willingness and ability to serve and commit the time necessary to perform the duties of a director for all of the Companies. In addition, as to each director other than Mr. Birzer, his or her status as an Independent Director; and, as to Mr. Birzer, his roles with the Adviser were an important factor in his selection as a director. No experience, qualification, attribute or skill was by itself controlling.

Mr. Birzer serves as Chairman of the Board of Directors of each Company. Mr. Birzer is an “interested person” of the Companies within the meaning of the 1940 Act. The appointment of Mr. Birzer as Chairman reflects each Board of Directors’ belief that his experience, familiarity with each Company’s day-to-day operations and access to individuals with responsibility for each Company’s management and operations provides the Board of Directors with insight into each Company’s business and activities and, with his access to appropriate administrative support, facilitates the efficient development of meeting agendas that address each Company’s business, legal and other needs and the orderly conduct of meetings of the Board of Directors. Mr. Ciccotello serves as Lead Independent Director. The Lead Independent Director will, among other things, chair executive sessions of the four directors who are Independent Directors, serve as a spokesperson for the Independent Directors and serve as a liaison between the Independent Directors and each Company’s management. The Independent Directors will regularly meet outside the presence of management and are advised by independent legal counsel. The Board of Directors also has determined that its leadership structure, as described above, is appropriate in light of each Company’s size and complexity, the number of Independent Directors and the Board of Directors’ general oversight responsibility. The Board of Directors also believes that its leadership structure not only facilitates the orderly and efficient flow of information to the Independent Directors from management, but also enhances the independent and orderly exercise of its responsibilities.

Information About Executive Officers

Mr. Birzer is the Chairman of the Board of each Company. The preceding tables give more information about Mr. Birzer. The following table sets forth each other executive officer’s name, age and address; position(s) held with the Company and length of time served; principal occupation during the past five years; the number of portfolios in the Fund Complex overseen by each officer and other public company directorships held by each officer. Unless otherwise indicated, the address of each officer is 5100 W. 115th Place, Leawood, Kansas 66211. Each officer serves until his successor is elected and qualified or until his resignation or removal. As employees of the Adviser, each of the following officers are “interested persons” of the Company, as that term is defined in Section 2(a)(19) of the 1940 Act.

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer(1)	Other Public Company Directorships Held by Officer
P. Bradley Adams (Born 1960)

Chief Executive Officer of TYG, NTG, TPZ, TTP and NDP since June 30, 2015; Principal Financial Officer and Treasurer of each of TYG, NTG, TPZ, TTP and NDP since May 2017; Chief Financial Officer of NTG from 2010 to June 30, 2015, of each of TYG and TPZ from 2011 to June 30, 2015 and of each of TTP and NDP from its inception to June 30, 2015; Chief Executive Officer, Chief Financial Officer of TEAF since its inception in March 2019.

		Managing Director of the Adviser since January 2013; Chief Executive Officer, Principal Financial Officer of TSIFX since its inception in March 2018;	Seven	None
Matthew G.P. Sallee (Born 1978)	President of TYG and NTG since June 30, 2015.

Senior Portfolio Manager of the Adviser since February 2019; Managing Director of the Adviser since January 2014; Member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA charterholder.

			Two	None

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer(1)	Other Public Company Directorships Held by Officer
Brian A. Kessens (Born 1975)	President of TTP and TPZ since June 30, 2015.

Senior Portfolio Manager of the Adviser since February 2019; Managing Director of the Adviser since January 2015 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser from July 2013 to January 2019; CFA charterholder.

			Two	None
Robert J. Thummel, Jr. (Born 1972)	President of NDP since June 30, 2015.

Senior Portfolio Manager of the Adviser since February 2019; Managing Director of the Adviser since January 2014 and a member of the Investment Committee of the Adviser since June 30, 2015; Portfolio Manager of the Adviser from July 2013 to January 2019.

			One	None
Nicholas S. Holmes (Born 1985)	Vice President of TYG and NTG since June 30, 2015; President of TEAF since May 20, 2019.

Managing Director of the Adviser since January 2020; Portfolio Manager of the Adviser since January 2019; Director of the Adviser from January 2018 to January 2020; Investment Analyst of the Adviser from January 2015 to January 2019; CFA charterholder.

			Three	None
Shobana Gopal (Born 1962)	Vice President of TYG, NTG, TPZ, TTP and NDP since June 30, 2015, and of TEAF since its inception in March 2019.	Director, Tax of the Adviser since January 2013; Tax Analyst of the Adviser from September 2006 through December 2012; Vice President of TSIFX since its inception in March 2018.	Seven	None

Name and Age	Position(s) Held With The Company and Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer(1)	Other Public Company Directorships Held by Officer
Courtney Gengler (Born 1986)	Vice President of each of TYG, NTG, TPZ, TTP, NDP and TEAF since June 16, 2020; Assistant Treasurer of each of TYG, NTG, TPZ, TTP and NDP since May 18, 2017 and of TEAF since its inception.

Director – Financial Operations of the Adviser since January 2020; Vice President – Accounting and Financial Reporting from 2017 to 2020; previously served in various roles at Adknowledge from May 2015 to March 2017 including most recently as Manager of Accounting and Financial Reporting.

			Six	None
Diane Bono (Born 1958)

Chief Compliance Officer of TYG since 2006 and of each of NTG, TPZ, TTP and NDP and TEAF since its inception; Secretary of TYG, NTG, TPZ, TTP and NDP since May 2013 and of TEAF since its inception in March 2019.

		Managing Director of the Adviser since January 2018; Chief Compliance Officer of the Adviser since June 2006; Chief Compliance Officer and Secretary of TSIFX since its inception in March 2018.	Seven	None

(1)

As of April 30, 2021, for each executive officer, the Fund Complex included TYG, TPZ, NTG, TTP, NDP and TEAF and for Mr. Adams and Mses. Bono and Gopal, the Fund Complex also includes TSIFX, for which they serve as officers.

Committees of the Board of Directors of each Company

Each Company’s Board of Directors currently has four standing committees: (i) the Executive Committee; (ii) the Audit and Valuation Committee; (iii) the Nominating and Governance Committee; and (iv) the Compliance Committee. Currently, all of the non-interested directors, Messrs. Ciccotello and Berney and Mses. Herger and Paquette, are the only members of each of these committees, except for the Executive Committee, for each Company. Each Company’s Executive Committee currently consists of Mr. Birzer and Mr. Ciccotello.

Executive Committee. The Executive Committee of each Company has authority to exercise the powers of the Board (i) to address emergency matters where assembling the full Board in a timely manner is impracticable, or (ii) to address matters of an administrative or ministerial nature. Mr. Birzer is an “interested person” of each Company as defined by Section 2(a)(19) of the 1940 Act. In the absence of either member of the Executive Committee, the remaining member is authorized to act alone.

●

Audit and Valuation Committee. The Audit and Valuation Committee of each of TYG, TPZ, NTG, TTP, NDP and TEAF was established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseecofin.com) and in print to any stockholder who requests it from the Secretary of the Company at 5100 W. 115th Place, Leawood, Kansas 66211. The Committee: (i) approves and recommends to the Board the selection, retention or termination of the independent registered public accounting firm (“auditors”); (ii) approves services to be rendered by the auditors and monitors the auditors’ performance; (iii) reviews the results of each Company’s audit; (iv) determines whether to recommend to the Board that the Company’s audited financial statements be included in the Company’s Annual Report; and (v) responds to other matters as outlined in the Committee Charter. Each Committee member is “independent” as defined under the applicable New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. The Board of Directors of each company has determined that Conrad S. Ciccotello and Rand C. Berney are each an “audit committee financial expert.” In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

●

Nominating and Governance Committee. Each Nominating and Governance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of TYG, TPZ, NTG, TTP, NDP or TEAF as defined in the 1940 Act. The Nominating and Governance Committee of each Company operates under a written charter adopted and approved by the Board, a current copy of which is available at the Company’s link on the Adviser’s website (www.tortoiseecofin.com). The Committee: (i) identifies individuals qualified to become Board members and recommends to the Board the director nominees for the next annual meeting of stockholders and to fill any vacancies; (ii) monitors the structure and membership of Board committees and recommends to the Board director nominees for each committee; (iii) reviews issues and developments related to corporate governance issues and develops and recommends to the Board corporate governance guidelines and procedures, to the extent necessary or desirable; (iv) has the sole authority to retain and terminate any search firm used to identify director candidates and to approve the search firm’s fees and other retention terms, though it has yet to exercise such authority; and (v) may not delegate its authority. The Nominating and Governance Committee will consider stockholder recommendations for nominees for membership to the Board so long as such recommendations are made in accordance with the Company’s Bylaws. Nominees recommended by stockholders in compliance with the Bylaws of the Company will be evaluated on the same basis as other nominees considered by the Committee. Stockholders should see “Stockholder Proposals and Nominations for the 2022 Annual Meeting” below for information relating to the submission by stockholders of nominees and matters for consideration at a meeting of the Company’s stockholders. The Bylaws of each Company (not including TEAF) require all nominees for directors, at the time of nomination, (1) to be at least 21 and less than 75 years of age and have substantial expertise, experience or relationships relevant to the business of the Company, or (2) to be a current director of the Company that has not reached 75 years of age. The Committee has the sole discretion to determine if an individual satisfies the foregoing qualifications. The Committee also considers the broad background of each individual nominee for director, including how such individual would impact the diversity of the Board, but does not have a formal policy regarding consideration of diversity in identifying nominees for director.

●

Compliance Committee. Each Compliance Committee member is “independent” as defined under the New York Stock Exchange listing standards, and none are “interested persons” of the Company as defined in the 1940 Act. Each Company’s Compliance Committee operates under a written charter adopted and approved by the Board. The committee reviews and assesses management’s compliance with applicable securities laws, rules and regulations; monitors compliance with the Company’s Code of Ethics; and handles other matters as the Board or committee chair deems appropriate.

The Board of Directors’ role in the Company’s risk oversight reflects its responsibility under applicable state law to oversee generally, rather than to manage, the Company’s operations. In line with this oversight responsibility, the Board of Directors will receive reports and make inquiry at its regular meetings and as needed regarding the nature and extent of significant risks (including investment, compliance and valuation risks) that potentially could have a materially adverse impact on the Company’s business operations, investment performance or reputation, but relies upon the Company’s management to assist it in identifying and understanding the nature and extent of such risks and determining whether, and to what extent, such risks may be eliminated or mitigated. In addition to reports and other information received from the Company’s management regarding its investment program and activities, the Board of Directors as part of its risk oversight efforts will meet at its regular meetings and as needed with the Adviser’s Chief Compliance Officer to discuss, among other things, risk issues and issues regarding the Company’s policies, procedures and controls. The Board of Directors may be assisted in performing aspects of its role in risk oversight by the Audit and Valuation Committee and such other standing or special committees as may be established from time to time. For example, the Audit and Valuation Committee will regularly meet with the Company’s independent public accounting firm to review, among other things, reports on internal controls for financial reporting.

The Board of Directors believes that not all risks that may affect the Company can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Company’s goals and objectives, and that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness. Moreover, reports received by the directors as to risk management matters are typically summaries of relevant information and may be inaccurate or incomplete. As a result of the foregoing and other factors, the risk management oversight of the Board of Directors is subject to substantial limitations.

None of the Companies currently has a standing compensation committee. None of the Companies has any employees and the New York Stock Exchange does not require boards of directors of registered closed-end funds to have a standing compensation committee.

The following table shows the number of Board and committee meetings held during the fiscal year ended November 30, 2020 for each of the Companies:

	TYG	TPZ	NTG	TTP	NDP	TEAF
Board of Directors	22	19	21	22	20	22
Executive Committee	0	0	0	0	0	0
Audit and Valuation Committee	4	4	4	4	4	4
Nominating and Governance Committee	2	2	2	2	2	2
Compliance Committee	2	2	2	2	2	2

During the 2020 fiscal year, for each of the Companies, all directors who were directors during the 2020 fiscal year attended at least 75% of the aggregate of (1) the total number of meetings of the Board and (2) the total number of meetings held by all committees of the Board on which they served. None of the Companies has a policy with respect to Board member attendance at annual meetings. All of the directors of each of TYG, TPZ, NTG, TTP, NDP and TEAF attended the Company’s 2020 annual meeting virtually.

Director and Officer Compensation

None of the Companies compensates any of its directors who are interested persons nor any of its officers. The following table sets forth certain information with respect to the compensation paid by each Company and the Fund Complex for fiscal 2020 to each of the current independent directors for their services as a director. None of the Companies has any retirement or pension plans.

Name of Person, Position	Aggregate Compensation from Company(1)						Pension or Retirement Benefits Accrued as Part of Company Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from Company and Fund Complex* Paid to Director
	TYG	TPZ	NTG	TTP	NDP	TEAF
Independent Directors
Conrad S. Ciccotello	$29,583	$22,133	$27,583	$23,933	$23,483	$20,083	$—	$—	$167,522
Rand C. Berney	$29,583	$22,133	$27,583	$23,933	$23,483	$20,083	$—	$—	$146,800
Alexandra A. Herger	$27,583	$22,133	$26,583	$23,933	$23,483	$19,083	$—	$—	$140,800
Jennifer Paquette	$27,583	$22,133	$26,583	$23,933	$23,483	$19,083	$—	$—	$140,800

*

For the fiscal year ended November 30, 2020, for each Director, the Fund Complex included TYG, TPZ, NTG, TTP, NDP, and TEAF, and for Mr. Ciccotello, the Fund Complex also includes TSIFX, on whose Board he serves.

(1)	No amounts have been deferred for any of the persons listed in the table.

For the 2021 fiscal year, each independent director receives an annual retainer from each Company as set forth below. Additionally, each independent director receives a fee of $200 for each telephonic meeting of the Board of Directors and each meeting of the Audit and Valuation Committee and each other committee meeting he or she attends telephonically. The Lead Independent Director and the Chairman of the Audit and Valuation Committee each receives an additional annual retainer as set forth below. Each other committee chairman receives an additional annual retainer of $1,000. The independent directors are reimbursed for expenses incurred as a result of attendance at meetings of the Board of Directors and Board committees.

	TYG	TPZ	NTG	TTP	NDP	TEAF
Annual Board Retainer	$15,000	$15,000	$15,000	$15,000	$15,000	$15,000
Lead Independent Director Retainer	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000
Audit and Valuation Committee Chairman Retainer	$2,000	$2,000	$2,000	$2,000	$2,000	$2,000
Other Committee Chairman Retainer	$1,000	$1,000	$1,000	$1,000	$1,000	$1,000

Required Vote. With respect to each of TYG, NTG and TTP, Mr. Berney will be elected by the vote of a plurality of all shares of common stock and preferred stock of the Company present at the meeting, in person or by proxy, and Ms. Paquette will be elected by the vote of a plurality of all shares of preferred stock of the Company present at the meeting, in person or by proxy. With respect to TPZ, NDP and TEAF, Mr. Berney and Ms. Paquette will be elected by the vote of a plurality of all shares of common stock of the Company present at the meeting, in person or by proxy. A vote by plurality means the nominee with the highest number of affirmative votes, regardless of any votes withheld, will be elected. Therefore, with respect to each Company, abstentions and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares), if any, will not be counted towards a nominee’s achievement of a plurality. With respect to TYG, NTG and TTP, each common share and each preferred share is entitled to one vote in the election of Mr. Berney. With respect to TYG, NTG and TTP, each preferred share is entitled to one vote in the election of Ms. Paquette. With respect to TPZ, NDP and TEAF, each common share is entitled to one vote in the election of Mr. Berney and one vote in the election of Ms. Paquette.

BOARD RECOMMENDATION

The Board of Directors of each of TYG, NTG and TTP unanimously recommends that the common and preferred stockholders of each Company vote “for” Mr. Berney as a director. The Board of Directors of each of TYG, NTG and TTP unanimously recommends that the preferred stockholders vote “for” Ms. Paquette as a director. The Board of Directors of each of TPZ, NDP and TEAF unanimously recommends that the common stockholders of each Company vote “for” Mr. Berney as a director and “for” Ms. Paquette as a director.

RATIFICATION OF SELECTION OF
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors of each Company recommends that the stockholders of the Company ratify the selection of Ernst & Young LLP (“EY”) as the independent registered public accounting firm (“independent auditors”), to audit the accounts of the Company for the fiscal year ending November 30, 2021. EY’s selection was approved by each Company’s Audit and Valuation Committee. Their selection also was ratified and approved by the Board of Directors of each Company, including a majority of the directors who are not “interested persons” of the Company within the meaning of the 1940 Act, and who are “independent” as defined in the New York Stock Exchange listing standards.

EY has audited the financial statements of each Company since prior to each Company’s commencement of business (TYG in February 2004, TPZ in July 2009, NTG in July 2010, TTP in October 2011, NDP in July 2012 and TEAF in March 2019) and does not have any direct financial interest or any material indirect financial interest in any of the Companies. A representative of EY is expected to be available at the meeting and to have the opportunity to make a statement and respond to appropriate questions from the stockholders. Each Company’s Audit and Valuation Committee meets twice each year with representatives of EY to discuss the scope of their engagement, review the financial statements of the Company and the results of their examination.

Required Vote

EY will be ratified as a Company’s independent registered public accounting firm by the affirmative vote of a majority of the shares voted, in person or by proxy, at the meeting by the holders of common stock and the holders of preferred stock (if any), voting together as a single class. With respect to each of TYG, NTG and TTP, each common share and each preferred share is entitled to one vote on this proposal. With respect to TPZ, NDP and TEAF, each common share is entitled to one vote on this proposal. For the purposes of the vote on this proposal for each Company, abstentions and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares), will not be counted as shares voted and will have no effect on the result of the vote.

BOARD RECOMMENDATION

The Board of Directors of each Company unanimously recommends that stockholders of each Company vote “for” the ratification of Ernst & Young LLP as their Company’s Independent Registered Public Accounting Firm.

AUDIT AND VALUATION COMMITTEE REPORT

The Audit and Valuation Committee of each of TYG, TPZ, NTG, TTP, NDP and TEAF, reviews the Company’s annual financial statements with both management and the independent auditors.

The Audit and Valuation Committee of each Company, in discharging its duties, has met with and has held discussions with management and the Company’s independent auditors. Each Company’s Audit and Valuation Committee has reviewed and discussed the Company’s audited financial statements for the fiscal year ended November 30, 2020 with management. Management of each Company has represented to the independent auditors that the Company’s financial statements were prepared in accordance with U.S. generally accepted accounting principles.

The Audit and Valuation Committee of each Company has also discussed with the independent auditors the matters required to be discussed by Auditing Standard 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The independent auditors provided to each Company’s Audit and Valuation Committee the written disclosures and the letter required by applicable requirements of the Public Company Accounting Oversight Board regarding the independent auditors’ communications with the Audit and Valuation Committee concerning independence, and each Company’s Audit and Valuation Committee discussed with representatives of the independent auditors their firm’s independence with respect to that Company.

With respect to each Company, based on the Audit and Valuation Committee’s review and discussions with management and the independent auditors, the representations of management and the reports of the independent auditors to the committee, the Audit and Valuation Committee recommended that the Board include the audited financial statements in the Company’s Annual Report for filing with the SEC.

The Audit and Valuation Committee of each of
TYG, TPZ, NTG, TTP, NDP and TEAF

Rand C. Berney (Chairman)
Conrad S. Ciccotello
Alexandra A. Herger
Jennifer Paquette

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Each Company’s Audit and Valuation Committee selected EY as the independent registered public accounting firm to audit the books and records of the Company for its fiscal year ending November 30, 2020. EY is registered with the Public Company Accounting Oversight Board.

FEES AND SERVICES

The following table sets forth the approximate amounts of the aggregate fees billed to each Company for the fiscal years ended November 30, 2020 and 2019 by EY, respectively:

	TYG		TPZ		NTG
	2020	2019	2020	2019	2020	2019
Audit Fees(1)	$171,000	$192,000	$104,000	$126,700	$109,000	$145,000
Audit-Related Fees(2)
Tax Fees(3)	$74,788	$107,000	$18,056	$21,000	$54,507	$54,000
All Other Fees
Aggregate Non-Audit Fees	$74,788	$107,000	$18,056	$21,000	$54,507	$54,000

	TTP		NDP		TEAF
	2020	2019	2020	2019	2020	2019
Audit Fees(1)	$90,000	$128,000	$83,000	$120,000	$105,000	$93,000
Audit-Related Fees(2)
Tax Fees(3)	$18,056	$21,000	$18,056	$21,000	$20,111	$4,000
All Other Fees
Aggregate Non-Audit Fees	$18,056	$21,000	$18,056	$21,000	$20,111	$4,000

(1)	For professional services rendered with respect to the audit of each Company’s financial statements and the review of each Company’s statutory and regulatory filings with the SEC.

(2)	For professional services rendered with respect to assurance related services in connection with each Company’s compliance with its rating agency guidelines.

(3)	For professional services for tax compliance, tax advice and tax planning.

The Audit and Valuation Committee of each Company has adopted pre-approval policies and procedures. Under these policies and procedures, the Audit and Valuation Committee of each Company pre-approves (i) the selection of the Company’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Company, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Company, if the engagement relates directly to the operations and financial reporting of the Company, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. With respect to each Company, the Chairman of the Audit and Valuation Committee of the Company may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full Audit and Valuation Committee at its next meeting for ratification. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since each Company’s respective adoption of these policies and procedures, the Audit and Valuation Committee of the Company has pre-approved all audit and non-audit services provided to the Company by EY. None of these services provided by EY were approved by the Audit and Valuation Committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of EY’s hours spent on auditing each Company’s financial statements were attributed to work performed by full-time permanent employees of EY.

The Adviser paid to EY $45,100 in 2019 and $39,750 in 2020 for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by each Company’s Audit and Valuation Committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to any of the Companies, has paid to, or been billed for fees by, EY for non-audit services rendered to the Adviser or such entity during the Companies’ last two fiscal years.

The Audit and Valuation Committee of each Company has considered whether EY’s provision of services (other than audit services) to the Company, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Company is compatible with maintaining EY’s independence in performing audit services.

OTHER MATTERS

The Board of Directors of each Company knows of no other matters that are intended to be brought before the meeting. If other matters are presented for action, the proxies named in the enclosed form of proxy will vote on those matters in their sole discretion.

SECURITY OWNERSHIP OF MANAGEMENT AND
CERTAIN BENEFICIAL OWNERS

At December 31, 2020, each director and director nominee beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Exchange Act) shares of each Company overseen by such director in the Fund Complex having values within the indicated dollar ranges. Other than the Fund Complex, with respect to each Company, none of the Company’s directors and director nominees who are not interested persons of the Company, nor any of their immediate family members, has ever been a director, officer or employee of the Adviser or its affiliates.

Director	Dollar Range of Holdings in the Company (1)
Interested Persons	TYG	TPZ	NTG
H. Kevin Birzer	Over $100,000	$10,001-$50,000	$10,001-$50,000
Independent Persons
Conrad S. Ciccotello	$50,001-$100,000	$1-$10,000	$10,001-$50,000
Rand C. Berney	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Alexandra A. Herger	$1-$10,000	$1-$10,000	None
Jennifer Paquette	$1-$10,000	$1-$10,000	$1-$10,000

Director	Dollar Range of Holdings in the Company (1)
Interested Persons	TTP	NDP	TEAF
H. Kevin Birzer	$10,001-$50,000	$10,001-$50,000	$50,001-$100,000
Independent Persons
Conrad S. Ciccotello	$10,001-$50,000	$1-$10,000	$1-$10,000
Rand C. Berney	$10,001-$50,000	$10,001-$50,000	$10,001-$50,000
Alexandra A. Herger	None	$1-$10,000	None
Jennifer Paquette	$1-$10,000	$1-$10,000	$1-$10,000

Director	Aggregate Dollar Range of Holdings in Companies Overseen by Director in Family of Investment Companies (2)
Interested Persons
H. Kevin Birzer	Over $100,000
Independent Persons
Conrad S. Ciccotello	Over $100,000
Rand C. Berney	Over $100,000
Alexandra A. Herger	$10,001-$50,000
Jennifer Paquette	$10,001-$50,000

(1)	Based on the closing price of each Company’s common shares on the New York Stock Exchange on December 31, 2020.

(2)

Includes TYG, TPZ, NTG, TTP, NDP and TEAF. Amounts based on the closing price of each of TYG’s, TPZ’s, NTG’s, TTP’s, NDP’s and TEAF’s common shares on the New York Stock Exchange on December 31, 2020. For Mr. Ciccotello, also includes TSIFX, based upon the reported per share net asset value at December 31, 2020.

At December 31, 2020, each director, each officer and the directors and officers as a group, beneficially owned (as determined pursuant to Rule 13d-3 under the Exchange Act) the following number of shares of common and preferred stock of each Company (or percentage of outstanding shares). Unless otherwise indicated each individual has sole investment and voting power with respect to the shares listed.

	TYG Common Shares	TPZ Common Shares	NTG Common Shares	TTP Common Shares	NDP Common Shares	TEAF Common Shares
Independent Directors
Conrad Ciccotello	4,376.05(1)	893.00(2)	782.89	1,045.88	662.00	600.00
Rand C. Berney	1,096.00(3)	1,992.00(3)	635.00(3)	858.00(3)	1,192.00	1,006.00
Alexandra A. Herger	125.00	250.00	0	0	125.00	0
Jennifer Paquette	232.00	619.30	176.00	172.00	104.00	230.00
Interested Directors and Officers
H. Kevin Birzer	17,673.00(4)	3,450.00(5)	1,472.00(6)	2,104.00(7)	1,005.00(8)	6,603.00
P. Bradley Adams	3,205.05	2,356.51	551.68	148.50	207.00	3,072.02
Matthew G.P. Sallee	1,775.00	400.00	1,012.00	100.00	62.00	1,250.00
Brian A. Kessens	400.00(9)	2,000.00(9)	548.00(10)	750.00(9)	375.00(9)	1,000.00(9)
Robert J. Thummel, Jr.	341.00	0	166.00	62.00	375.00	2,550.00
Nicholas S. Holmes	0.00	0	0.00	0	0	0
Shobana Gopal	797.40(11)	0	148.00	222.20	119.00	300.00
Courtney Gengler	8.00	0	0	0	0	0
Diane Bono	413.44(12)	0	0	0	0	250.00(13)
Directors and Officers as a Group (14)	29,700.94	11,560.81	3,183.68	5,300.58.00	3,789.00	12,061.02

None of the independent directors and none of the interested directors and officers hold any TYG preferred shares, NTG preferred shares or TTP preferred shares.

% of Outstanding Shares (15)
	TYG Common Shares	TPZ Common Shares	NTG Common Shares	TTP Common Shares	NDP Common Shares	TEAF Common Shares
Independent Directors
Conrad Ciccotello	*	*	*	*	*	*
Rand C. Berney	*	*	*	*	*	*
Alexandra A. Herger	*	*	*	*	*	*
Jennifer Paquette	*	*	*	*	*	*

Interested Directors and Officers
H. Kevin Birzer	*	*	*	*	*	*
P. Bradley Adams	*	*	*	*	*	*
Matthew G.P. Sallee	*	*	*	*	*	*
Brian A. Kessens	*	*	*	*	*	*
Robert J. Thummel, Jr.	*	*	*	*	*	*
Nicholas S. Holmes	*	*	*	*	*	*
Stephen Pang	*	*	*	*	*	*
Shobana Gopal	*	*	*	*	*	*
Diane Bono	*	*	*	*	*	*
Directors and Officers as a Group	*	*	*	*	*	*

*	Indicates less than 1%.

(1)	Mr. Ciccotello holds 155 of these shares jointly with his wife.

(2)	Mr. Ciccotello holds these shares jointly with his wife.

(3)	Mr. Berney holds these shares jointly with his wife.

(4)	Includes 154 shares held by Mr. Birzer’s adult child living at home and 1.18 shares held jointly with his wife.

(5)	Includes 100 shares which were held by Mr. Birzer’s adult child living at home.

(6)	Includes 12 shares which were held by Mr. Birzer’s adult child living at home.

(7)	Includes 29 shares which were held by Mr. Birzer’s adult child living at home.

(8)	Includes 12 shares which were held by Mr. Birzer’s adult child living at home.

(9)	Held with his wife.

(10)	Includes 500 shares held with his wife.

(11)	Includes 90 shares held jointly with her husband.

(12)	Includes 102.15 shares held jointly with her husband.

(13)	Held jointly with her husband.

(14)

For each of TYG and NTG, total excludes shares held by Messrs. Kessens and Thummel, who are not officers of TYG or NTG. For TPZ, total excludes shares held by Messrs. Holmes, Sallee and Thummel, who are not officers of TPZ. For TTP, total excludes shares held by Messrs. Holmes, Sallee and Thummel, who are not officers of TTP. For NDP, total excludes shares held by Messrs. Holmes, Kessens and Sallee, who are not officers of NDP. For TEAF, total excludes shares held by Messrs. Kessens, Sallee and Thummel who are not officers of TEAF.

(15)

Based on the following shares outstanding as of December 31, 2020: 11,927,912 shares of TYG common stock, 6,781,026 shares of TPZ common stock, 5,643,273 shares of NTG common stock, 2,340,395 shares of TTP common stock, 1,845,997 shares of NDP common stock, and 13,491,127 shares of TEAF common stock.

The table below indicates the persons known to TPZ to own 5% or more of its common stock as of December 31, 2020.

Name and Address	Number of TPZ Common Shares	Percent of Class
Relative Value Partners Group, LLC (*) 1033 Skokie Blvd., Suite 470 Northbrook, IL 60062	764,648	11.3%

(*)	Information based on a Schedule 13G filed on February 12, 2021 reporting sole dispositive power and sole voting power over the shares listed in the table above.

The table below indicates the persons known to TTP to own 5% or more of its common stock as of December 31, 2020.

Name and Address	Number of TTP Common Shares	Percent of Class
Punch & Associates Investment Management, Inc. (*) 7701 France Ave. So., Suite 300 Edina, MN 55435	127,711	5.5%
Bard Associates, Inc.(**) 135 South LaSalle Street, Suite 3700 Chicago, IL 60603	157,806	6.7%

(*)	Information based on a Schedule 13G filed on February 16, 2021 reporting sole dispositive power and sole voting power over the shares listed in the table above.

(**)	Information based on a Schedule 13G filed on February 12, 2021 reporting sole dispositive power but no voting power over the shares listed in the table above.

The table below indicates the persons known to NDP to own 5% or more of its common stock as of December 31, 2020.

Name and Address	Number of NDP Common Shares	Percent of Class
Aristides Capital LLC (*) Christopher M. Brown (*) Aristides Fund LP (*) Aristides Fund QP, LP (*) 25 S. Huron St., Suite 2A Toledo, Ohio 43604	304,131	16.5%

(*)

Information based on a Schedule 13D filed jointly by Aristides Capital LLC, Christopher M. Brown, Aristides Fund LP and Aristides Fund QP, LP on October 29, 2020 and amended on March 22, 2021 and March 31, 2021. The Schedule 13D reports that the Aristides Fund LP and Aristides Fund QP, LP are private investment vehicles (the “funds”) that directly beneficially own the common stock reported in the table above. Aristides Fund LP beneficially owns 184,000 shares and Aristides Fund QP, LP beneficially owns 120,131 shares. Aristides Capital LLC is the general partner of the funds and Mr. Brown is the managing member of the general partner. Mr. Brown and the general partner may be deemed to beneficially own the common stock directly beneficially owned by the funds. In the Schedule 13D, each reporting person disclaims beneficial ownership with respect to any shares other than the shares directly beneficially owned by such reporting person.

As of December 31, 2020, to the knowledge of TYG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of TYG.

As of December 31, 2020, to the knowledge of NTG, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of NTG.

As of December 31, 2020, to the knowledge of TEAF, no person held (sole or shared) power to vote or dispose of more than 5% of the outstanding common shares of TEAF.

The table below indicates the persons known to TYG to own 5% or more of its shares of preferred stock as of December 31, 2020.

Name and Address	Number of TYG Preferred Shares	Percent of Class
Barings LLC (formerly Babson Capital Management LLC) (*) 300 South Tryon St. Charlotte, NC 28202	900,485	27.9%
Massachusetts Mutual Life Insurance Company (*) 1295 State Street Springfield, MA 01111
Athene Asset Management, L.P. (**) Athene Annuity and Life Company (**) Voya Insurance and Annuity Company (**) Royal Neighbors of America (**) 7700 Mills Civic Parkway West Des Moines, IA 50266	473,732	14.7%
The Guardian Life Insurance Company of America (***) 7 Hanover Square New York, NY 10004	411,091	12.7%
Knights of Columbus (****) One Columbus Plaza New Haven, CT 06510	411,091	12.7%
Voya Financial, Inc. (*****) 230 Park Ave. 14th Floor New York, NY 10169	407,176	12.6%
Principal Global Investors, LLC (******) Principal Life Insurance Company (******) RGA Reinsurance Company (******) 711 High Street, G-26 Des Moines, IA 50392	352,364	10.9%
Teachers Insurance and Annuity Association of America (*******) 730 Third Avenue New York, NY 10017	274,061	8.5%

(*)

Information based on Schedule 13G amendment filed on January 7, 2015. The number of shares noted above also reflects a partial redemption that occurred in April 2020. Barings LLC (formerly Babson Capital Management LLC) reported that, in its capacity as investment adviser, it has sole voting and dispositive power with respect to the 4,600,000 shares (900,485 shares after taking into account the partial redemption) of Mandatory Redeemable Preferred Stock held in certain advisory accounts owned (directly or indirectly) by affiliated entities and therefore may be deemed to beneficially own such shares. Barings LLC is a wholly-owned subsidiary of Massachusetts Mutual Life Insurance Company (“MassMutual”), the direct beneficial owner of 4,415,000 shares (864,270 shares after taking into account the partial redemption) of Mandatory Redeemable Preferred Stock. In addition, C.M. Life Insurance Company, a wholly-owned subsidiary of MassMutual, owns 185,000 shares (36,215 shares after taking into account the partial redemption) of Mandatory Redeemable Preferred Stock, which therefore may be deemed to be indirectly owned by MassMutual.

(**)

Information based on a Securities Purchase Agreement dated October 9, 2014 through which Athene Asset Management, L.P. obtained beneficial ownership of shares on behalf of Athene Asset and Life Company, Voya Insurance and Annuity Company, and Royal Neighbors of America in its capacity as investment adviser. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

(***)

Information based on a Schedule 13G amendment filed on February 12, 2021 and fund records. The Guardian Life Insurance Company of America reports that it has sole voting and dispositive power over the shares listed in the table above.

(****)	Information based on a Securities Purchase Agreement dated October 9, 2014 and also reflects a partial redemption that occurred in April 2020.

(*****)

Information based on a Schedule 13G filed on February 13, 2015. The number of shares noted above also reflects a partial redemption that occurred in April 2020. The Schedule 13G was filed by Voya Financial, Inc. as the ultimate parent corporation of the following entities, each of which is a direct or indirect wholly owned subsidiary of Voya Financial, Inc.: Voya Retirement Insurance and Annuity Company, Voya Insurance and Annuity Company, ReliaStar Life Insurance Company, ReliaStar Life Insurance Company of New York and Voya Investment Management, LLC (as investment adviser to the foregoing subsidiaries). Voya Financial, Inc. reports that it has sole voting and dispositive power over the shares listed in the table above.

(******)

Information based on a Securities Purchase Agreement dated October 9, 2014 through which Principal Global Investors, LLC obtained beneficial ownership of shares on behalf of Principal Life Insurance Company and RGA Reinsurance Company. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

(*******)

Information based on a Schedule 13G amendment filed on February 16, 2021. The Schedule 13G was filed by Nuveen Alternatives Advisors LLC on behalf of Teachers Insurance and Annuity Association of America and reports that Teachers Insurance and Annuity Association of America has sole voting and dispositive power over the shares listed in the table above.

The table below indicates the persons known to NTG to own 5% or more of its shares of preferred stock as of December 31, 2020.

Name and Address	Number of NTG Preferred Shares	Percent of Class
Prudential Financial, Inc.(*) 751 Broad Street Newark, New Jersey 07102-3777	334,818	68.5%
Metropolitan Life Insurance Company(**) 200 Park Avenue New York, New York 10166	58,497	12.0%
National Life Insurance Company(***) One National Life Drive Montpelier, Vermont 05604	38,485	7.9%
MetLife Insurance K.K.(**) 1-3 Kioicho, Chiyoda-ku Tokyo, 102-8525 JAPAN	37,715	7.7%

(*)

Information is based on a Schedule 13G amendment filed on February 6, 2019 by Prudential Financial Inc. The number of shares noted above also reflects a partial redemption that occurred in April 2020. Prudential Financial Inc. reported sole voting and dispositive power as a parent holding company of The Prudential Insurance Company of America which beneficially owned 1,880,000 shares (180,879 shares after taking into account the partial redemption), Prudential Retirement Insurance and Annuity Company which beneficially owned 1,600,000 shares (153,939 shares after taking into account the partial redemption) and PGIM, Inc. which beneficially owned 3,480,000 shares (334,818 shares after taking into account the partial redemption).

(**)	Information based on a Securities Purchase Agreement dated December 13, 2017. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

(***)	Information based on a Securities Purchase Agreement dated December 8, 2015. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

The table below indicates the persons known to TTP to own 5% or more of its shares of preferred stock as of December 31, 2020.

Name and Address	Number of TTP Preferred Shares	Percent of Class
Prudential Financial, Inc.(*) 751 Broad Street Newark, NJ 07102-377	244,000	100%

(*)

Information is based on a Schedule 13G filed January 7, 2019 reporting sole voting and dispositive power as a parent holding company of PGIM, Inc. which beneficially owns the shares and The Prudential Insurance Company of America which has the right to receive or the power to direct the receipt of dividends from, or the proceeds from the sale of, the identified shares. The number of shares noted above also reflects a partial redemption that occurred in April 2020.

INVESTMENT ADVISER

Tortoise Capital Advisors, L.L.C. is each Company’s investment adviser. The Adviser’s address is 5100 W. 115th Place, Leawood, Kansas 66211. As of April 30, 2021, the Adviser had approximately $7.3 billion of client assets under management. Ecofin Advisors Limited (“Ecofin UK”), an affiliate of the Adviser, is an investment sub-adviser to TEAF. Ecofin UK’s address is 15 Buckingham Street, London, WC2N 6DU. As of April 30, 2021, Ecofin UK’s had approximately $0.9 billion of client assets under management. The assets under management numbers for the Adviser and Ecofin UK include $0.3 billion of assets for which the Adviser acts as investment adviser and Ecofin UK acts as sub-adviser.

MORE INFORMATION ABOUT THE MEETING

Stockholders. At the record date, each Company had the following number of shares issued and outstanding:

	Common Shares	Preferred Shares
TYG	11,927,903	3,230,000
TPZ	6,635,649	N/A
NTG	5,642,991	488,757
TTP	2,279,433	244,000
NDP	1,845,997	N/A
TEAF	13,491,127	N/A

How Proxies Will Be Voted. All proxies solicited by the Board of Directors of each Company that are properly executed and received prior to the meeting, and that are not revoked, will be voted at the meeting. Shares represented by those proxies will be voted in accordance with the instructions marked on the proxy. If no instructions are specified, shares will be counted as a vote FOR the proposals described in this proxy statement.

How To Vote. You may vote your shares by simply completing and signing the enclosed proxy card (your ballot), and mailing it in the postage-paid envelope included in this package. You may also vote in person if you are able to attend the meeting.

Expenses and Solicitation of Proxies. The expenses of preparing, printing and mailing the enclosed proxy card, the accompanying notice and this proxy statement and all other costs, in connection with the solicitation of proxies will be borne by the Companies on a pro rata basis. Each Company may also reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation material to the beneficial owners of shares of the Company. In order to obtain the necessary quorum for a Company at the meeting, additional solicitation may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Company, the Adviser, the Company’s transfer agent, or by brokers or their representatives or by a solicitation firm that may be engaged by the Company to assist in proxy solicitations. If a proxy solicitor is retained by any Company, the costs associated with all proxy solicitation are not anticipated to exceed $15,000. None of the Companies will pay any representatives of the Company or the Adviser any additional compensation for their efforts to supplement proxy solicitation.

Revoking a Proxy. With respect to each Company, at any time before it has been voted, you may revoke your proxy by: (1) sending a letter stating that you are revoking your proxy to the Secretary of the Company at the Company’s offices located at 5100 W. 115th Place, Leawood, Kansas 66211; (2) properly executing and sending a later-dated proxy; or (3) attending the meeting, requesting return of any previously delivered proxy, and voting in person.

Quorum. With respect to each Company, the presence, in person or by proxy, of holders of shares entitled to cast a majority of the votes entitled to be cast (without regard to class) constitutes a quorum. For purposes of determining the presence or absence of a quorum, shares present at the annual meeting that are not voted, or abstentions, and broker non-votes (which occur when a broker has not received directions from customers and does not have discretionary authority to vote the customers’ shares) will be treated as shares that are present at the meeting but have not been voted.

With respect to each Company, if a quorum is not present in person or by proxy at the meeting, the chairman of the meeting or the stockholders entitled to vote at such meeting, present in person or by proxy, have the power to adjourn the meeting to a date not more than 120 days after the original record date without notice other than announcement at the meeting.

Availability of Annual Report of TYG, TPZ, NTG, TTP, NDP and TEAF. Each Company will furnish without charge upon written request a copy of its most recent annual report. Each such request must include a good faith representation that, as of the record date, the person making such request was a beneficial owner of the Company’s common shares entitled to vote at the annual meeting of stockholders. Such written request should be directed to the Company’s Secretary at 5100 W. 115th Place, Leawood, Kansas 66211, (866) 362-9331.

ADMINISTRATOR

TYG, TPZ, NTG, TTP, NDP and TEAF have each entered into administration agreements with US Bancorp Fund Services, LLC whose principal business address is 615 E. Michigan Street, Milwaukee, Wisconsin 53202.

STOCKHOLDER COMMUNICATIONS

Stockholders are able to send communications to the Board of Directors of each Company. Communications should be addressed to the Secretary of the applicable Company at its principal offices at 5100 W. 115th Place, Leawood, Kansas 66211. The Secretary will forward any communications received directly to the Board of Directors or particular director, as applicable.

CODE OF ETHICS

Each of the Companies has adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes personal trading procedures for employees designated as access persons and which is available through the Company’s link on its investment adviser’s website (www.tortoiseecofin.com).

STOCKHOLDER PROPOSALS AND NOMINATIONS FOR THE 2022 ANNUAL MEETING

Method for Including Proposals in a Company’s Proxy Statement. Under the rules of the SEC, if you want to have a proposal included in a Company’s proxy statement for its next annual meeting of stockholders, that proposal must be received by the Secretary of the Company at 5100 W. 115th Place, Leawood, Kansas 66211, not later than 5:00 p.m., Central Time on February 1, 2022. Such proposal must comply with all applicable requirements of Rule 14a-8 of the Exchange Act. Timely submission of a proposal does not mean the proposal will be included in the proxy material sent to stockholders.

Other Proposals and Nominations. If you want to nominate a director or have other business considered at a Company’s next annual meeting of stockholders but do not want those items included in our proxy statement, you must comply with the advance notice provision of the Company’s Bylaws. Under each Company’s Bylaws, nominations for director or other business proposals to be addressed at the Company’s next annual meeting may be made by a stockholder who has delivered a notice to the Secretary of the Company at 5100 W. 115th Place, Leawood, Kansas 66211, no earlier than January 2, 2022, nor later than 5:00 p.m. Central Time on February 1, 2022. The stockholder must satisfy certain requirements set forth in the Company’s Bylaws and the notice must contain specific information required by the Company’s Bylaws. With respect to nominees for director, the notice must include, among other things, the name, age, business address and residence address of any nominee for director, certain information regarding such person’s ownership of Company shares, and all other information relating to the nominee as is required to be disclosed in solicitations of proxies in an election contest or as otherwise required by Regulation 14A under the Exchange Act. With respect to other business to be brought before the meeting, a notice must include, among other things, a description of the business and any material interest in such business by the stockholder and certain associated persons proposing the business. Any stockholder wishing to make a proposal should carefully read and review the applicable Company’s Bylaws. A copy of each Company’s Bylaws may be obtained by contacting the Secretary of the Company at 1-866-362-9331 or by writing the Secretary of the Company at 5100 W. 115th Place, Leawood, Kansas 66211. Timely submission of a proposal does not mean the proposal will be allowed to be brought before the meeting.

These advance notice provisions are in addition to, and separate from, the requirements that a stockholder must meet in order to have a proposal included in any Company’s proxy statement under the rules of the SEC.

A proxy granted by a stockholder will give discretionary authority to the proxies to vote on any matters introduced pursuant to the above advance notice Bylaw provisions, subject to applicable rules of the SEC.

By Order of the Board of Directors

Diane M. Bono Secretary

June 1, 2021

(This page has been left blank intentionally.)

(This page has been left blank intentionally.)

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE
VOTE

VOTE IN PERSON
Attend Stockholder Meeting
4801 Main Street, Suite 1000,
Kansas City, MO 64112
on July 14, 2021

Please detach at perforation before mailing.

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Energy Independence Fund, Inc. appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Energy Independence Fund, Inc. to be held on July 14, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

NDP_32191_052421
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on July 14, 2021. The Combined Proxy Statement for this meeting is available at: https://cef.tortoiseecofin.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Rand C. Berney 02. Jennifer Paquette	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided here.______________________________

The Board of Directors recommends a vote "FOR" the Ratification below.

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx NDP 32191 xxxxxxxx

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
4801 Main Street, Suite 1000,
Kansas City, MO 64112
on July 14, 2021

Please detach at perforation before mailing.

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Power and Energy Infrastructure Fund, Inc. appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Power and Energy Infrastructure Fund, Inc. to be held on July 14, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

TPZ_32191_052421
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on July 14, 2021. The Combined Proxy Statement for this meeting is available at: https://cef.tortoiseecofin.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

1. **To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified. The Board of Directors ok recommends a vote "FOR" the Nominees below.**

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Rand C. Berney 02. Jennifer Paquette	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided here.______________________________

The Board of Directors recommends a vote "FOR" the Ratification below.

I plan to attend the Annual Meeting. YES ☐ NO ☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX TPZ 32191 XXXXXXXX

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
4801 Main Street, Suite 1000,
Kansas City, MO 64112
on July 14, 2021

Please detach at perforation before mailing.

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Essential Assets Income Term Fund appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Essential Assets Income Term Fund to be held on July 14, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

TEA_32191_052421

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on July 14, 2021. The Combined Proxy Statement for this meeting is available at: https://cef.tortoiseecofin.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

1. **To elect two directors of the Company, to hold office for a term of three years and until their successors are duly elected and qualified. The Board of Directors ok recommends a vote "FOR" the Nominees below.**

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Rand C. Berney 02. Jennifer Paquette	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided here.______________________________

The Board of Directors recommends a vote "FOR" the Ratification below.

I plan to attend the Annual Meeting. YES ☐ NO ☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX TEA 32191 XXXXXXXX

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
4801 Main Street, Suite 1000,
Kansas City, MO 64112
on July 14, 2021

Please detach at perforation before mailing.

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Energy Infrastructure Corporation appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on July 14, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

TYG_32191_052421
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on July 14, 2021.
The Combined Proxy Statement for this meeting is available at:
https://cef.tortoiseecofin.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

1. **To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified. The Board of Directors recommends a vote "FOR" the Nominee below.**

	FOR	WITHHOLD
01. Rand C. Berney	☐	☐

The Board of Directors recommends a vote "FOR" the Ratification below.

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX TYG 32191 XXXXXXXX

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
4801 Main Street, Suite 1000,
Kansas City, MO 64112
on July 14, 2021

Please detach at perforation before mailing.

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Midstream Energy Fund, Inc. appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Midstream Energy Fund, Inc. to be held on July 14, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

NTG_32191_052421

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on July 14, 2021. The Combined Proxy Statement for this meeting is available at: https://cef.tortoiseecofin.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

1. **To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified. The Board of Directors recommends a vote "FOR" the Nominee below.**

	FOR	WITHHOLD
01. Rand C. Berney	☐	☐

The Board of Directors recommends a vote "FOR" the Ratification below.

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX NTG 32191 XXXXXXXX

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
4801 Main Street, Suite 1000,
Kansas City, MO 64112
on July 14, 2021

Please detach at perforation before mailing.

COMMON SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of common shares of Tortoise Pipeline & Energy Fund, Inc. appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. to be held on July 14, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

TTP_32191_052421

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on July 14, 2021.
The Combined Proxy Statement for this meeting is available at:
https://cef.tortoiseecofin.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

1. **To elect one director of the Company, to hold office for a term of three years and until his successor is duly elected and qualified. The Board of Directors recommends a vote "FOR" the Nominee below.**

	FOR	WITHHOLD
01. Rand C. Berney	☐	☐

The Board of Directors recommends a vote "FOR" the Ratification below.

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX TTP 32191 XXXXXXXX

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
4801 Main Street, Suite 1000,
Kansas City, MO 64112
on July 14, 2021

Please detach at perforation before mailing.

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of preferred shares of Tortoise Energy Infrastructure Corporation appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Energy Infrastructure Corporation to be held on July 14, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

TYG_32191_052421_Pref
PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on July 14, 2021.
The Combined Proxy Statement for this meeting is available at:
https://cef.tortoiseecofin.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Rand C. Berney 02. Jennifer Paquette	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided here.____________________________________

The Board of Directors recommends a vote "FOR" the Ratification below.

I plan to attend the Annual Meeting. YES ☐ NO ☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX TYG 32191 XXXXXXXX

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
4801 Main Street, Suite 1000,
Kansas City, MO 64112
on July 14, 2021

Please detach at perforation before mailing.

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of preferred shares of Tortoise Midstream Energy Fund, Inc. appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Midstream Energy Fund, Inc. to be held on July 14, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

NTG_32191_052421_Pref

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

xxxxxxxxxxxxxx code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on July 14, 2021.
The Combined Proxy Statement for this meeting is available at:
https://cef.tortoiseecofin.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,
YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Rand C. Berney 02. Jennifer Paquette	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided here.______________________________

The Board of Directors recommends a vote "FOR" the Ratification below.

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

xxxxxxxxxxxxxx NTG 32191 xxxxxxxx

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

EASY VOTING OPTIONS:

VOTE ON THE INTERNET
Log on to:
www.proxy-direct.com
or scan the QR code
Follow the on-screen instructions
available 24 hours

VOTE BY PHONE
Call 1-800-337-3503
Follow the recorded instructions
available 24 hours

VOTE BY MAIL
Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON
Attend Stockholder Meeting
4801 Main Street, Suite 1000,
Kansas City, MO 64112
on July 14, 2021

Please detach at perforation before mailing.

PREFERRED SHARES

THIS PROXY IS BEING SOLICITED BY THE BOARD OF DIRECTORS. The undersigned holder of preferred shares of Tortoise Pipeline & Energy Fund, Inc. appoints P. Bradley Adams and Diane M. Bono, or either of them, each with power of substitution, to vote all shares that the undersigned is entitled to vote at the combined annual meeting of stockholders of Tortoise Pipeline & Energy Fund, Inc. to be held on July 14, 2021, at 10:00 a.m. Central Time, and at any adjournments thereof, as set forth on the reverse side of this card, and in their discretion upon any other business that may properly come before the meeting.

VOTE VIA THE INTERNET: www.proxy-direct.com
VOTE VIA THE TELEPHONE: 1-800-337-3503

Change of Address – Please print new address below.

____

____

TTP_32191_052421_Pref

PLEASE MARK, SIGN, DATE ON THE REVERSE SIDE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.

XXXXXXXXXXXXXX code

EVERY STOCKHOLDER'S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the Combined Annual Stockholders Meeting to Be Held on July 14, 2021. The Combined Proxy Statement for this meeting is available at: https://cef.tortoiseecofin.com/annual-proxy-information/

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE, YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

This proxy, when properly executed, will be voted in the manner directed herein and, absent direction, will be voted "FOR" the proposals.

TO VOTE MARK BLOCKS BELOW IN BLUE OR BLACK INK AS SHOWN IN THIS Example: ☒

A Proposals

	FOR ALL	WITHHOLD ALL	FOR ALL EXCEPT
01. Rand C. Berney 02. Jennifer Paquette	☐	☐	☐

INSTRUCTIONS: To withhold authority to vote for any individual nominee(s), mark the box "FOR ALL EXCEPT" and write the nominee's number on the line provided here.____

The Board of Directors recommends a vote "FOR" the Ratification below.

	YES	NO
I plan to attend the Annual Meeting.	☐	☐

B Authorized Signatures — This section must be completed for your vote to be counted.— Sign and Date Below

Note: Please sign exactly as your name(s) appear(s) on this Proxy Card, and date it. When shares are held jointly, each holder should sign. When signing as attorney, executor, guardian, administrator, trustee, officer of corporation or other entity or in another representative capacity, please give the full title under the signature.

Date (mm/dd/yyyy) — Please print date below	Signature 1 — Please keep signature within the box	Signature 2 — Please keep signature within the box
/ /		

Scanner bar code

XXXXXXXXXXXXXX TTP 32191 XXXXXXXX